HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-6775 - PremierSolutions Cornerstone (Series II)

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Supplement dated February 26, 2014 to your Prospectus

1.  FUND CLOSURE

THE HARTFORD VALUE FUND - CLASS R4

Effective as of the close of business on or about April 3, 2014, The Hartford Value Fund Sub-Account is closed to new and subsequent Contributions and transfers of Participant Account values.

2.  FUND REORGANIZATION

THE HARTFORD VALUE FUND – CLASS R4

The Board of Directors of The Hartford Mutual Funds, Inc. has approved a reorganization of The Hartford Value Fund (“Merging Fund”) into The Hartford Value Opportunities Fund (the “Acquiring Fund”) (the “Reorganization”).  As a result of the Reorganization, all net assets of the Merging Fund will be transferred into the Acquiring Fund.  Shareholders of the Merging Fund will receive shares of the Acquiring Fund.  The Reorganization is scheduled to take place on or about April 7, 2014 (“Closing Date”).

As a result of the Reorganization, if any of your Participant Account value is allocated to the Merging Fund Sub-Account, that amount will be merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the close of trading on the New York Stock Exchange on or about April 3, 2014, any transaction that includes an allocation to the Merging Fund Sub-Account will be allocated automatically to the Acquiring Fund Sub-Account.  Effective as of the close of trading on the New York Stock Exchange on or about April 3, 2014, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment will terminate automatically.

Effective as of the close of trading on the New York Stock Exchange on the Closing Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.